SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NexPoint Capital, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(877) 665-1287

April 28, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of NexPoint Capital, Inc. (the “Corporation”) to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 3, 2016, at 8:15 a.m. Central Time.

At the Annual Meeting, you will be asked to elect two (2) Class I directors to serve three-year terms. In addition to voting on the election of directors, which is described in more detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, you will have an opportunity to hear a report on the Corporation and to discuss other matters of interest to you as a stockholder.

It is very important that your shares be represented at the Annual Meeting. We hope that you will be able to attend the Annual Meeting in person. Whether or not you plan to attend, I urge you to please complete, date, sign and mail the enclosed proxy card to us to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ James Dondero
James Dondero President and Principal Executive Officer

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(877) 665-1287

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2016

Notice is hereby given to holders of shares of common stock of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), that the 2016 Annual Meeting of the Stockholders (the “Annual Meeting”) will be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 3, 2016, at 8:15 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.	To elect each of Bryan A. Ward and Ethan Powell as a Class I director of the Corporation to serve for a three-year term expiring at the 2019 Annual Meeting of the Stockholders or until his successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

The close of business on April 22, 2016 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Please call (877) 665-1287 for directions on how to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Dustin Norris
Dustin Norris Secretary

April 28, 2016

Dallas, Texas

The Board of Directors is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, we encourage you to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. You may revoke your proxy at any time before it is exercised.

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(877) 665-1287

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 3, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), for use at the Corporation’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 3, 2016, at 8:15 a.m. Central Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated April 28, 2016. The Corporation is a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). NexPoint Advisors, L.P., a Delaware limited partnership (the “Adviser”) serves as the investment adviser and the administrator (“Administrator”) to the Corporation. Highland Capital Funds Distributor, Inc. (the “Dealer Manager”) serves as the dealer manager of the Corporation’s continuous public offering of shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”). The principal executive offices of each of the Corporation, the Adviser and the Dealer Manager are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being provided to stockholders on or about April 28, 2016. The Board of Directors (the “Board”) has fixed the close of business on April 22, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 3,947,113 shares of the Common Stock were issued and outstanding, and the Corporation had not issued any shares of preferred stock. Stockholders of the Corporation are entitled to one vote for each share held and fractional votes for each fractional share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a director of the nominees listed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the directors referred to in this Proxy Statement and the Notice of Annual Meeting. A stockholder may revoke his or her proxy any time before it is exercised by (i) voting in person at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Corporation or (iii) returning a properly executed, later-dated proxy.

In addition to soliciting proxies by mail, officers of the Corporation or officers or employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the Notice for the Annual Meeting, the Proxy Statement, the form of proxy and the Corporation’s annual report are available at www.2voteproxy.com/nexpoint. The Corporation has engaged Boston Financial Data Services, P.O. Box 55909, Boston, Massachusetts 02205-5909, to provide stockholder meeting services, including the distribution of this Proxy Statement and related materials to stockholders, as well as assisting the Corporation in soliciting proxies for the Annual Meeting, at an approximate cost of $4,000. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Corporation.

Quorum

A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote shall constitute a quorum for the Annual Meeting. Shares represented by properly executed proxies with respect to which (i) a vote is withheld or (ii) the stockholder abstains will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Shares of Common Stock held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. Because the election of directors is a non-routine matter, broker non-votes are not entitled to vote at the Annual Meeting. Therefore, broker non-votes will be treated as shares that are not present for quorum purposes at the Annual Meeting.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a quorum is present.

Vote Required

The election of a director requires the affirmative vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy. Abstentions are counted as present at the Annual Meeting but, assuming the presence of a quorum, will have the effect of a vote against each nominee.

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Annual Meeting. The election of a director is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the proposal at the Annual Meeting to elect each of Bryan A. Ward and Ethan Powell as a Class I director of the Corporation. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on the election of the Class I directors at the Annual Meeting.

THE PROPOSAL

ELECTION OF DIRECTORS

The Board is currently composed of five directors, who are divided into three classes with staggered terms of three years each, with the term of office of one of the three classes expiring at each annual meeting of the stockholders. At the Annual Meeting, the holders of the Corporation’s shares of Common Stock are being asked to re-elect Bryan A. Ward and Ethan Powell as Class I Directors of the Corporation, each to serve for a three-year term expiring at the 2019 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified. Each of Messrs. Ward and Powell is currently serving as a Class I Director of the Corporation and has agreed to continue to serve as a Class I Director, if re-elected. If Messrs. Ward and Powell are not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Corporation’s Governance Committee may select.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS DIRECTORS.

Qualifications and Additional Information about each Director Nominee and Continuing Directors

The following provides an overview of the considerations that led the Board to conclude that each individual nominee for director or the individuals serving as continuing directors of the Corporation should be nominated or so serve, as well as each nominee’s and each director’s name and certain biographical information as reported by them to the Corporation. Among the factors the Board considered when concluding that an individual should be a nominee for director or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Director and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of each director nominee and each continuing director, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Corporation, were a significant factor in the determination that the individual should be a nominee for director or serve as a director of the Corporation. Each director nominee’s and each continuing director’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

Nominees for Class I Directors

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Director
Bryan A. Ward (2/4/1955)	Director and Chairman of the Audit Committee	Term expires 2016; Class I Director since 2014	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Director
Ethan Powell (4) (6/20/1975)	Director and Chairman of the Board	Term expires 2016; Class I Director since 2014	President and Founder of Impact Shares LLC (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since January 1, 2016; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (HFII”) from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015. President of Impact Shares Corporation from January 1, 2016 to present.	None	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Directors
Timothy K. Hui (6/13/1948)	Director	Term expires 2017; Class II Director since 2014	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.
Dr. Bob Froehlich (4/28/1953)	Director	Term expires 2017; Class II Director since 2014	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	Trustee of ARC Realty Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Class III Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Director
John Honis (5) (6/16/1958)	Director	Term expires 2018; Class III Director since 2014	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

(1)	The address for each nominee and director is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	On an annual basis, as a matter of Board policy, the Governance Committee reviews each director’s performance and determines whether to extend each such director’s service for another year. The Board has adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a director of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
(3)	Each nominee and director oversees 22 portfolios in the Fund Complex. The “Fund Complex” consists of the Corporation, NHF, the series of HFI and HFII, NexPoint Discount Yield Fund, NexPoint Distressed Strategies Fund, NexPoint Energy Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Real Estate Strategies Fund.
(4)	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure with such affiliated adviser. Although the Corporation believes that Mr. Powell is technically no longer an interested person of the Corporation, in light of his previous employment and his ongoing provision of consulting services to affiliates of the Adviser, it is possible that the U.S. Securities and Exchange Commission (“SEC”) might in the future determine Mr. Powell to be an interested person of the Corporation. Therefore, the Corporation intends to treat Mr. Powell as an Interested Director of the Corporation for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Directors) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).
(5)	Since May 1, 2015, Mr. Honis has been treated as an Independent Director of the Corporation. Prior to that date, Mr. Honis was treated as an Interested Director because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of December 31, 2015, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $2.4 million from another affiliate of the Adviser. Mr. Honis also serves as a director for a portfolio company affiliated with the Adviser. During the Corporation’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his service as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Corporation.

Information about the Executive Officers

Set forth below are the names and certain information regarding the Corporation’s executive officers. Each executive officer serves until his successor has been duly elected and qualified, or until his earlier resignation or removal.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Principal Occupation(s) During Past Five Years
James Dondero (6/29/1962)	President and Principal Executive Officer since 2014	President of Highland Capital Management, L.P., which he co-founded in 1993; Chairman of the Board of NexPoint Residential Trust, Inc. since May 2015; Portfolio Manager of NHF; Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund (series of HFI); and a Portfolio Manager of NexPoint Capital, Inc. since 2014.

Brian Mitts (8/26/1970)	Executive Vice President, Principal Financial Officer and Principal Accounting Officer since December 2015	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until December 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of Highland Funds I and Highland Funds II since May 2015; Principal Financial Officer and Principal Accounting Officer of Highland Funds I since November 2010 and of Highland Funds II since February 2011; Treasurer of Highland Funds I from November 2010 until May 2015 and of Highland Funds II from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/71)	Treasurer since May 2015	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Principal Occupation(s) During Past Five Years

Dustin Norris (1/6/1984)	Secretary since 2014	Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 4, 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 4, 2015; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

(1)	The address for each officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to our Common Stock, as of December 31, 2015, for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding Common Stock and all officers and directors, individually and as a group.

Name and address(1)	Type of ownership	Shares owned	Percentage of our outstanding shares as of December 31, 2015
NexPoint Advisors, L.P.	Record/Beneficial	1,854,669	66.7%
Independent Directors
Dr. Bob Froehlich	Record/Beneficial	0	*
John Honis	Record/Beneficial	0	*
Timothy K. Hui	Record/Beneficial	0	*
Bryan A. Ward	Record/Beneficial	0	*
Interested Director
Ethan Powell(2)	Record/Beneficial	0	*
Executive Officers
James Dondero(3)	Beneficial	0	0%
Brian Mitts	Record/Beneficial	0	*
Dustin Norris	Record/Beneficial	0	*
Frank Waterhouse	Record/Beneficial	0	*
All officers and directors as a group (9 persons)	Beneficial	0	0%

(1)	The address for the Adviser and each director or officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure with such affiliated adviser. Although the Corporation believes that Mr. Powell is technically no longer an interested person of the Corporation, in light of his previous employment and his ongoing provision of consulting services to affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Corporation. Therefore, the Corporation intends to treat Mr. Powell as an Interested Director of the Corporation for all purposes other than compensation.
(3)	Mr. Dondero controls NexPoint Advisors GP, LLC, which is the general partner of the Adviser. Through his control of NexPoint Advisors GP, LLC, Mr. Dondero may be viewed as having voting and dispositive power over the shares of the Common Stock directly owned by the Adviser.
*	Less than 1 percent.

Dollar Range of Equity Securities Beneficially Owned by Directors

Set forth in the table below is the dollar range of shares beneficially owned by each director in (i) the Corporation and (ii) all registered investment companies in the Fund Complex overseen by such director.

Name of Director	Dollar Range of Shares of the Corporation (1)	Aggregate Dollar Range of Equity Securities(2) Owned in All Registered Investment Companies Overseen by Director in the Fund Complex(3)
Independent Directors
Timothy K. Hui	None	$50,001—$100,000
Dr. Bob Froehlich	None	Over $100,000
Bryan A. Ward	None	None
John Honis	None	Over $100,000
Interested Director
Ethan Powell(4)	None	Over $100,000

(1)	Based on market value as of December 31, 2015.
(2)	Based on market value as of December 31, 2015.
(3)	The “Fund Complex” consists of the Corporation, NHF and the series of HFI and HFII.
(4)	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure with such affiliated adviser. Although the Corporation believes that Mr. Powell is technically no longer an interested person of the Corporation, in light of his previous employment and his ongoing provision of consulting services to affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Corporation. Therefore, the Corporation intends to treat Mr. Powell as an Interested Director of the Corporation for all purposes other than compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder require that the Corporation’s directors and officers and persons who own beneficially, directly or indirectly, more than 10 percent of any class of the Corporation’s securities file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (“SEC”) and furnish the Corporation with copies of all such reports. Specific due dates for those reports have been established, and the Corporation is required to report in this Proxy Statement any known failure to file such reports by those due dates. Based solely upon a review of the copies of such reports furnished the Corporation does not know of any director, officer or person who beneficially owns more than 10 percent of any class of the Corporation’s securities who failed to file on a timely basis the required reports.

Role of the Board of Directors, Leadership Structure and Risk Oversight

The Role of the Board of Directors

The Board oversees the management and operations of the Corporation. Like most business development companies and registered investment companies, the day-to-day management and operation of the Corporation is performed by various service providers to the Corporation, such as the Adviser, Dealer Manager, custodian and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Corporation, with responsibility to monitor and report to the Board on the Corporation’s operations. The Board receives regular reports from these officers and service providers regarding the Corporation’s operations. For example, the Chief Financial Officer provides reports as to financial reporting matters and investment personnel report on the performance of the Corporation. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, and involve the Board’s review of, among other items, recent Corporation operations. The Board also periodically holds telephonic meetings as part of its review of the Corporation’s activities. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Corporation and its oversight role does not make the Board a guarantor of the Corporation’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five directors, four of whom are not “interested persons,” as defined in 1940 Act, of the Corporation and are “independent” as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual. These individuals are referred to as the Corporation’s independent directors (the “Independent Directors”). The other director, Mr. Powell, who is the Chairman of the Board, is currently treated as an interested director (the “Interested Director”) because of his previous positions with affiliates of the Adviser and his ongoing provision of consulting services to affiliates of the Adviser. The Board believes that it is in the best interests of the Corporation for Mr. Powell to lead the Board because of his familiarity with the Fund Complex and his broad experience in the investment industry and with the day-to-day management and operation of other investment funds. During the fiscal year ended December 31, 2015, the Board convened twelve times. Each Director then serving in such capacity attended at least 75% of the meetings. The Corporation encourages, but does not require, Directors to attend the Annual Meeting. Mr. Powell attended the Corporation’s annual meeting of stockholders held on June 5, 2015.

The Board does not have a lead Independent Director. All of the Independent Directors serve as members of each committee of the Board. Inclusion of all Independent Directors in the committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Directors recognize that having a lead Independent Director may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Directors believe that because of the relatively small size of the Board, the ratio of Independent Directors to the Interested Director and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Director.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Corporation’s current operations. The Board believes that its leadership structure, including the current percentage of the Board members who are Independent Directors is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees; (ii) the extent to which the Independent Directors meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Corporation; and (iii) Mr. Powell’s previous positions with affiliates of the Adviser and his ongoing provision of consulting services to affiliates of the Adviser and Mr. Honis’ previous position with an affiliate of HCMFA, both of which enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Corporation’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Corporation. For example, the Adviser and other service providers to the Corporation are primarily responsible for the management of the Corporation’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing committees addresses aspects of risk oversight. For example, the Directors seek to understand the key risks facing the Corporation, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Corporation’s activities from the Adviser and other service providers, including reports regarding the Corporation’s investment portfolio, the compliance of the Corporation with applicable laws, and the Corporation’s financial accounting and reporting. The Board also meets periodically with the Corporation’s Chief Compliance Officer to receive reports regarding the compliance of the Corporation with the federal securities laws and the Corporation’s internal compliance policies and procedures and meets with the Corporation’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Corporation. The Board’s Audit Committee also meets regularly with the Chief Financial Officer and the Corporation’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Corporation’s financial reporting function. The Board also meets periodically with the portfolio managers of the Corporation to receive reports regarding the management of the Corporation, including its investment risks.

The Board recognizes that not all risks that may affect the Corporation can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Corporation’s goals, that reports received by the directors with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing committees, each of whose meetings are chaired by an Independent Director. The Board has established an Audit Committee, a Governance Committee and a Qualified Legal Compliance Committee (the “QLCC”). For the fiscal year ended December 31, 2015, the Audit Committee held four meetings and the Governance Committee held two meetings. The QLCC did not meet during the fiscal year ended December 31, 2015. Each Director then serving in such capacity attended at least 75% of the meetings of the Committees of which he is a member.

The Audit Committee

The members of the Audit Committee are Messrs. Froehlich, Hui and Ward, each of whom is an Independent Director. Mr. Ward serves as chairman of the Audit Committee. The Audit Committee is responsible for approving the Corporation’s independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm and reviewing the adequacy of the Corporation’s internal accounting controls. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. The Board has determined that Mr. Ward is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

A current copy of the Corporation’s Audit Committee Charter is available on the Corporation’s website at

http://nexpointcapital.com/investor-relations/.

The Governance Committee

The members of the Governance Committee are Messrs. Froehlich, Hui and Ward, each of whom is an Independent Director. The Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board and overseeing the evaluation of the Board and its committees.

The Governance Committee considers nominees properly recommended by the Corporation’s stockholders. The Corporation’s bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide the Corporation with certain information. Generally, to be timely, a stockholder’s notice must be received at the Corporation’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date the proxy statement for the immediately preceding annual meeting of stockholders was released to the Corporation’s stockholders.

The Corporation’s bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director, such potential nominee may be required to provide additional information to determine his or her qualifications or eligibility to serve on the Board.

The Governance Committee has not established any specific, minimum qualifications that must be met for an individual to be considered for nomination as a director. Criteria and attributes considered by the Governance Committee in evaluating the qualifications of individuals for election as a director, including individuals nominated by stockholders, include the following: experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the individual’s ability to qualify as an Independent Director and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Governance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

A current copy of the Corporation’s Governance Committee Charter is available on the Corporation’s website at http://nexpointcapital.com/investor-relations/.

Compensation Committee

As none of the Corporation’s executive officers are compensated by the Corporation, the Corporation does not have a compensation committee and neither the Board nor a committee thereof produces and/or reviews a report on executive compensation practices. The Governance Committee reviews and evaluates compensation payable to the Independent Directors at least annually to ensure that such compensation continues to be appropriate in light of the responsibilities of the Independent Directors. The Governance Committee makes any recommendations regarding changes to Independent Directors’ compensation to the Board, and the full Board approves the Independent Directors’ compensation.

Compensation of Directors and Executive Officers

The executive officers of the Corporation receive no direct remuneration from the Corporation. Each Independent Director of the Corporation receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex, including the Corporation, based on relative net assets. Independent Directors are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Directors do not receive any separate compensation in connection with service on Committees or for attending Board or Committee meetings. The Independent Directors do not receive equity awards or incentive-based compensation and do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Corporation to its directors and the aggregate compensation paid by the Fund Complex to the directors for services rendered in the fiscal year ended December 31, 2015.

Name of Director	Aggregate Compensation from the Corporation	Aggregate Compensation from the Fund Complex(1)
Independent Directors
Timothy K. Hui	$427.05	$150,000
Bryan A. Ward	$427.05	$150,000
Dr. Bob Froehlich	$427.05	$150,000
John Honis(2)	$293.48	$100,000
Terrence O. Jones(3)	$290.60	$104,756
Interested Director
Ethan Powell(4)	$26.89	$6,522

(1)	The “Fund Complex” consists of the Corporation, NHF and the series of HFI and HFII.
(2)	Effective May 1, 2015, Mr. Honis is treated as an Independent Director of the Corporation.
(3)	Effective September 23, 2015, Mr. Jones resigned as a Director of the Corporation.
(4)	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure with such affiliated adviser. Although the Corporation believes that Mr. Powell is technically no longer an interested person of the Corporation, in light of his previous employment and his ongoing provision of consulting services to affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Corporation. Therefore, the Corporation intends to treat Mr. Powell as an Interested Director of the Corporation for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Directors) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

Code of Conduct and Code of Ethics

The Corporation expects each of its officers and directors, as well as any person affiliated with its operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Corporation’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Corporation has adopted a Sarbanes-Oxley (“SOX”) Code of Ethics, which is posted on the Corporation’s website at http://nexpointcapital.com/investor-relations/. The SOX Code of Ethics applies to the Corporation’s principal executive officer and principal financial officer.

As required by the 1940 Act, the Corporation and the Adviser have each adopted a Code of Ethics (the “Rule 17j-1 Code of Ethics”) that establishes procedures that apply to the Corporation’s directors, executive officers, officers, their respective staffs and the employees of the Adviser with respect to their personal investments and investment transactions. Each Rule 17j-1 Code of Ethics generally does not permit investments by the

Corporation’s directors, officers or any other covered person in securities that may be purchased or held by the Corporation. You may access the Corporation’s Rule 17j-1 Code of Ethics on the Corporation’s website at

http://nexpointcapital.com/investor-relations/.

Certain Relationships and Related Party Transactions

The Corporation has entered into agreements with the Adviser and Administrator. Certain members of the Corporation’s senior management have ownership and financial interests in the Adviser and the Administrator. Members of senior management also serve as officers of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to those of the Corporation. In addition, the Corporation’s executive officers and directors and the members of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as the Corporation does or of investment funds, accounts or other investment vehicles managed by the Corporation’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Corporation’s investment objective.

As a result, the Corporation may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, investment objective and strategies so that the Corporation is not disadvantaged in relation to any other client. Where the Corporation is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy the Corporation’s and each such account’s proposed demand, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy the Corporation’s demand and that of other accounts sponsored or managed by the Adviser or its affiliates, the allocation policy provides that allocations among the Corporation and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where the Corporation is unable to co-invest consistent with the requirements of the 1940 Act, the Adviser’s allocation policy further provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

The Board, in consultation with the Corporation’s Chief Executive Officer, Chief Compliance Officer and legal counsel, may review potential related party transactions and, during these reviews, it may also consider any conflicts of interest brought to its attention pursuant to the Corporation’s Code of Conduct or the Corporation’s or the Adviser’s Rule 17j-1 Code of Ethics.

The Corporation has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser has agreed to provide investment advisory services to the Corporation. In exchange for these services, the Corporation will pay the Adviser a fee for investment management services consisting of a base management fee and a performance-based incentive fee. For the fiscal year ended December 31, 2015, the Adviser earned a base management fee of $465,254 and an incentive fee of $0, all of which was waived by the Adviser and not subject to recoupment.

The Corporation has also entered into an administration agreement pursuant to which the Adviser furnishes the Corporation with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable the Corporation to operate. The Corporation has agreed to reimburse the Adviser for its allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the administration agreement. To the extent that the Adviser outsources any of its functions, the Corporation will pay the fees associated with such functions on a direct basis without profit to the Adviser. In no event, however, will the Corporation reimburse the Adviser under the administration agreement in an amount that exceeds an annual rate of 0.4% of the Corporation’s gross assets, including cash and cash equivalents and assets purchased with borrowed funds.

The Corporation has entered into a dealer manager agreement with the Dealer Manager, an affiliate of the Adviser, pursuant to which the Dealer Manager is required to use its best efforts to sell shares of Common Stock in the Corporation’s continuous public offering. Pursuant to the dealer manager agreement, the Corporation has agreed to pay the Dealer Manager a selling commission of 7.0% of the gross proceeds of shares sold in the public offering and a dealer manager fee of 1.0% of the gross proceeds.

In the future, the Corporation may engage the Adviser or certain of its affiliates to provide services other than those discussed above. Any arrangements would be subject to approval by the Board prior to the Adviser or its affiliates being engaged to provide services to the Corporation.

Information About the Independent Registered Public Accounting Firm

On December 4, 2015, the Audit Committee and the Board, upon the recommendation of the Audit Committee, approved a change in the Corporation’s independent registered public accounting firm and engaged PricewaterhouseCoopers LLP (“PwC”) to serve as the Corporation’s independent registered public accounting firm for the Corporation’s fiscal year ending December 31, 2016, including to perform the audit of the Corporation’s financial statements for the fiscal year ending 2015. The Audit Committee informed the Corporation’s previous independent registered public accounting firm that it had been dismissed, effective December 4, 2015, as the Corporation’s independent registered public accounting firm. The directors do not have knowledge of any direct or indirect financial interest of PwC in the Corporation. Representative(s) of PwC will not attend the Annual Meeting.

The report of the Corporation’s previous independent registered public accounting firm on the Corporation’s financial statements for the prior two years contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Corporation’s fiscal years ended December 31, 2014 and 2013 and the subsequent intervening period through December 4, 2015 (i) there were no disagreements with the Corporation’s previous independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Corporation’s previous independent registered public accounting firm, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The following table presents fees for professional services rendered by PwC for the Corporation’s fiscal year ended December 31, 2015 and by the Corporation’s previous independent registered public accounting firm for the fiscal year ended December 31, 2014. One hundred percent (100%) of all services provided by each of PwC and the Corporation’s previous independent registered public accounting firm to the Corporation were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Corporation’s pre-approval policies and procedures, the Audit Committee of the Corporation must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Corporation that are related to the operations and financial reporting of the Corporation. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the

Corporation during the fiscal year in which the non-audit services are provided. PwC provides permitted non-audit services to certain entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Corporation.

	Fiscal Year Ended December 31, 2015 (PwC)	Fiscal Year Ended December 31, 2014 (Corporation’s previous independent registered public accounting firm)
Audit Fees paid by the Corporation	$105,000	$369,618
Audit-Related Fees paid by the Corporation	$0	$0
Tax Fees paid by the Corporation	$33,250	$14,000
All Other Fees paid by the Corporation	$0	$0

Total Fees	$138,250	$383,618

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Corporation’s year-end financial statements and reviews of the interim financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee (1)

The following is the report of the Audit Committee (the “Committee”) of NexPoint Capital, Inc. (the “Corporation”) with respect to the Corporation’s audited financial statements for the fiscal year ended December 31, 2015.

The Committee oversees the Corporation’s accounting and financial reporting processes and the audits of the Corporation’s financial statements. Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Committee reviewed the audited financial statements in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2015 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee has considered and discussed the above described December 31, 2015 audited financial statements with management and with PricewaterhouseCoopers LLP (“PwC”). The Committee has also discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from PwC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Corporation are compatible with maintaining PwC’s independence, and has discussed with PwC its independence of the Corporation.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC to discuss the results of their audit, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to in this proxy statement and in the Committee’s Charter, the Committee recommended to the Board (and the Board has approved) that the Corporation’s audited financial statements be included in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2015 and filed with the SEC.

Stockholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions, referred to above, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Corporation’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Timothy K. Hui, Audit Committee Member

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Stockholder Proposals

The Corporation expects that the 2017 Annual Meeting of Stockholders will be held in June 2017, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in the proxy statement for the 2017 Annual Meeting must be submitted by eligible stockholders who have complied with the relevant regulations of the SEC and received no later than December 29, 2016.

In addition the Corporation’s bylaws contain an advance notice provision requiring that, if a stockholder’s proposal, including nomination of a director, is brought before the next annual meeting of the Corporation’s stockholders, such stockholder must provide timely notice thereof in writing addressed to Dustin Norris, Secretary, c/o NexPoint Capital, Inc., 300 Crescent Court, Suite 700, Dallas, Texas 75201. Notices of intention to present proposals, including nomination of a director, at the 2017 Annual Meeting must be received by the Corporation between December 30, 2016 and 5:00 p.m. Central Time on January 29, 2017. The submission of a proposal does not guarantee its inclusion in the Corporation’s proxy statement or presentation at the 2017 Annual Meeting of the Stockholders unless certain securities law requirements are met. The Corporation reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Proxies solicited by the Corporation will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Corporation, in good order and complying with all applicable legal requirements, by March 14, 2017, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those stockholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Corporation and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from a broker or the Corporation that they will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until the stockholder revokes consent. If a stockholder does not want Corporation mailings consolidated and would prefer to receive separate mailings at any time in the future, the stockholder should call the Corporation at (877) 665-1287 or write the Corporation c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 and the Corporation will furnish separate mailings, in accordance with instructions.

COPIES OF THE CORPORATION’S ANNUAL REPORT DATED DECEMBER 31, 2015 TO STOCKHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO BOSTON FINANCIAL DATA SERVICES, INC. AT 30 DAN ROAD, CANTON, MASSACHUSETTS 02021, BY CALLING (781) 633-4569, OR BY SENDING AN E-MAIL TO MHUGYO@BOSTONFINANCIAL.COM.

Communications with Directors

Stockholders of the Corporation who wish to communicate with the directors (or with an individual director) should send communications to the attention of Dustin Norris, Secretary, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the director or directors indicated in the communication or, if no director or directors are indicated, to all directors.

It is important that proxies be returned promptly. Whether or not you expect to attend the Annual Meeting in person, you are urged to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States.

Dallas, Texas

April 28, 2016

P.O. BOX 55909 BOSTON, MA 02205-5909 Your Proxy Vote is Important! Vote by Internet Please go to the electronic voting site at www.2voteproxy.com/nexpoint. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot. Vote by Telephone Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot. Vote by Mail Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope. Please ensure the address below shows through the window of the enclosed postage-paid return envelope. PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205‐-5908 NEXPOINT CAPITAL, INC. Annual Meeting of Stockholders – June 3, 2016 Proxy Solicited on Behalf of the Board of Directors The undersigned holder of shares of Nexpoint Capital, Inc., a Delaware corpora on (the “Corpora on”), hereby appoints Brian Mis and Dustin Norris, and each of them separately, with full power of subs tu on, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, TX 75201, on June 3, 2016, at 8:15 a.m., Central Time (the “Annual Meeting”) and at any and all adjournments and postponements thereof, and thereat to vote all shares of the Corporation which the undersigned would be en tled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of aorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL. Please sign exactly as names appear on this proxy. If Signature(s) shares are held jointly, each holder should sign. If signing as an aorney, trustee, executor, administrator, custodian, Signature(s) guardian or corporate officer, please give fulltle. Date NEX16 – V1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2016 The proxy statement for this meeting is available at: www.2voteproxy.com/nexpoint NEXPOINT CAPITAL, INC. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAWS. Please fill in box(es) as shown using black or blue ink or number 2 pencil. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE BELOW PROPOSAL. 1. To elect Bryan A. Ward and Ethan Powell as Class I Directors of the FOR ABSTAIN Corporaon, to serve for a three year term expiring at the 2019 Annual Meeting or un l his successor is duly elected and qualified. (1) Bryan A. Ward (2) Ethan Powell 2. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE NEX16 – V1